                                                                      EXHIBIT 99

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                WITH RESPECT TO THE QUARTERLY REPORT ON FORM 10-Q
                      FOR THE QUARTER ENDED MARCH 31, 2003
                              OF DOVER CORPORATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2003                            /s/ Thomas L. Reece
                                              -------------------
                                              Thomas L. Reece
                                              Chairman, President and
                                              Chief Executive Officer

Dated: May 2, 2003                            /s/ Robert G. Kuhbach
                                              ---------------------
                                              Robert G. Kuhbach, Vice President,
                                              Finance, Chief Financial Officer &
                                              Treasurer
                                              (Principal Financial Officer)

         A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Dover Corporation and will be retained by Dover Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

         The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.

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